                                                                    EXHIBIT 10.1

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT OR SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

         THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

                             MINDARROW SYSTEMS, INC.


                            WARRANTS FOR THE PURCHASE
                                       OF
                SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE

NO.  311                                                       NOVEMBER 19, 2001

THIS CERTIFIES that, for value received, SBI E2-CAPITAL (USA) LTD. (together with all permitted assigns, the "Holder") is entitled to subscribe for, and purchase from, MINDARROW SYSTEMS, INC., a Delaware corporation (the "Company"), up to two million (2,000,000) shares of the Company's common stock, par value $.001 per share upon the terms and conditions set forth herein, at any time or from time to time during the period commencing on the date hereof (the "Initial Exercise Date") and terminating at 5:00 p.m., New York City local time, on the first anniversary of the Initial Exercise Date (the "Exercise Period"). This Warrant is exercisable at an exercise price per share equal to $2.00 per share (the "Exercise Price"); provided, however, that upon the occurrence of any of the events specified in Section 5 hereof, the rights granted by this Warrant, including the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified.

        This Warrant, together with the warrants issuable upon the transfer hereof, are hereinafter referred to as the Warrants. Each share of Common Stock issuable upon the exercise hereof or thereof shall be hereinafter referred to as a "Warrant Share".

        SECTION 1   EXERCISE OF WARRANT.

               This Warrant may be exercised during the Exercise Period, either in whole or in part, by the surrender of this Warrant (accompanied by the election form, attached hereto, duly executed) to the Company at its office at 101 Enterprise, Suite 340, Aliso Viejo, California 92656, or at such other place as is designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the product of the Exercise Price and the number of Warrant Shares for which this Warrant is being exercised.

        SECTION 2   RIGHTS UPON EXERCISE; DELIVERY OF SECURITIES.

               Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the transfer books of the Company shall then be closed or certificates representing the Warrant Shares with respect to which this Warrant was exercised shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a Warrant evidencing the right of the Holder to purchase the balance of the aggregate number of Warrant Shares purchasable hereunder as to which this Warrant has not been exercised or assigned.

        SECTION 3   REGISTRATION OF TRANSFER AND EXCHANGE.

               Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register (the "Warrant Register") as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable on the books of the Company only upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his, her, or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, neither this Warrant nor the Warrant Shares issued or issuable upon exercise of this Warrant may be sold, transferred, assigned, hypothecated or otherwise disposed of without the Holder first providing the Company with an opinion of counsel reasonably satisfactory to the Company that such sale, transfer, assignment, hypothecation or other disposal will be exempt from the registration and prospectus delivery requirements of applicable federal and state securities laws and regulations.

        SECTION 4   RESERVATION OF SHARES.

               The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company represents that all shares of Common Stock issuable upon exercise of this Warrant are duly authorized and, upon receipt by the Company of the full payment for such Warrant Shares, will be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof and will not be issued in violation of any preemptive or similar rights of stockholders.

        SECTION 5   ANTIDILUTION.

               (a) If, while this Warrant is outstanding, the Company effects a subdivision of the outstanding Common Stock, the Exercise Price then in effect shall be proportionately decreased and the number of Warrant Shares issuable upon exercise of this Warrant shall be increased in proportion to such increase of outstanding Common Stock, and conversely, if, while this Warrant is outstanding, the Company combines the outstanding Common Stock, the Exercise Price then in effect shall be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant shall be decreased in proportion to such decrease in outstanding Common Stock. Any adjustment under this Section 5(a) shall become effective as of the record date for such event and if such subdivision or combination is not consummated in full the Exercise Price and the number of Warrant Shares shall be readjusted accordingly. For purposes of this Section 5(a), a stock dividend shall be considered a stock split.

               (b) All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

               (c) In any case in which this Section 5 shall require that an adjustment in the number of Warrant Shares be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the Warrant Shares, if any, issuable upon such exercise over and above the number of Warrant Shares issuable upon such exercise on the basis of the number of shares of Common Stock in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

               (d) Whenever there shall be an adjustment as provided in this
Section 5, the Company shall within 15 days thereafter cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares issuable and the Exercise Price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

               (e) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share of Common Stock would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall pay lieu of such fraction an amount in cash equal to the same fraction of the Current Market Price on the date of exercise of this Warrant.

               (f) No adjustment in the Exercise Price per Warrant Share shall be required if such adjustment is less than $.01; provided, however, that any adjustments which by reason of this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

        SECTION 6   RECLASSIFICATION; REORGANIZATION; MERGER.

               (a) In case of any capital reorganization, other than in the cases referred to in Section 5(a) hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or in the case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety (such actions being hereinafter collectively referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of this Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the respective number of Warrant Shares which would otherwise have been deliverable upon the exercise of this Warrant would have been entitled upon such Reorganization if this Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by, and set forth in, a supplemental agreement between the Company, or any successor thereto, and the Holder, with respect to this Warrant, and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. In the event of sale, lease, or conveyance or other transfer of all or substantially all of the assets of the Company as part of a plan for liquidation of the Company, all rights to exercise this Warrant shall terminate 30 days after the Company gives written notice to the Holder that such sale or conveyance or other transfer has been consummated. If, in connection with the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), the Company's Board of Directors does not make provision for the preservation of the purchase rights of holder of this Warrant, then any portion of this Warrant not exercised as of the effective date of the closing of the subject transaction (the "Effective Date") shall be cancelled and of no further force or effect; provided that (1) the election of the Company's Board of Directors to cause cancellation of this Warrant shall be evidenced by a resolution of the Company's Board of Directors, (2) the holder of this Warrant shall receive written notice from the Company not less than 30 days prior to the Effective Date stating (a) the proposed Effective Date, (b) which of the rights evidenced by this Warrant are proposed to be cancelled, and (c) a description of the transaction which would result in the full or partial cancellation of this Warrant, and (3) if the subject transaction does not close within 45 days of the Effective Date stated in the notice, then the notice of cancellation, as well as any notices of intended exercise of this Warrant by the holder, shall be deemed rescinded.

               (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder or holders of this Warrant shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of Warrant Shares for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

               (c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

        SECTION 7   NOTICE OF CERTAIN EVENTS.

               In case at any time the Company shall propose:

        (a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

        (b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

        (c) to effect any reclassification or change of outstanding shares of Common Stock or any consolidation, merger, sale, lease, or conveyance of property, as described in Section 6; or

        (d) to effect any liquidation, dissolution, or winding-up of the Company; or

        (e) to take any other action which would cause an adjustment to the Exercise Price per Warrant Share;

then, and in any one or more of such cases, the Company shall give written notice thereof by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least 10 days prior to: (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined; (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up; or (iii) the date of such action which would require an adjustment to the Exercise Price per Warrant Share.

        SECTION 8   CHARGES AND TAXES.

               The issuance of any shares or other securities upon the exercise of this Warrant and the delivery of certificates or other instruments representing such shares or other securities shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

        SECTION 9   PERIODIC REPORTS.

               The Company agrees that until all the Warrant Shares shall have been sold pursuant to Rule 144 under the Securities Act or a Registration Statement under the Securities Act, it shall use best efforts to keep current in filing all reports, statements, and other materials required to be filed with the Commission to permit holders of the Warrant Shares to sell such securities under Rule 144 under the Securities Act.

        SECTION 10   LEGEND.

               Until sold pursuant to the provisions of Rule 144 or otherwise registered under the Securities Act, the Warrant Shares issued on exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THE SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

        SECTION 11   REGISTRATION RIGHTS.

                (a) The Company shall, subject to the terms and conditions of this Warrant, file a registration statement with the Commission to register the Warrant Shares for resale by the Holder under the Securities Act. With respect to the Warrant Shares to be registered, the Company shall take the following actions:

                (i) Prepare, file with the Commission on or before sixty days after the date of this Warrant, and use commercially reasonable efforts to cause to become effective as soon as possible thereafter and keep effective until the date on which the Warrant Shares are freely tradable to the public without restriction pursuant to Rule 144 promulgated under the Securities Act, but in no event later than one year after the date of this Warrant, a registration statement on Form S-3 covering the resale by the Holder of the Warrant Shares, and reasonable and necessary amendments (the "Registration Statement") to ensure that the Registration Statement remains in compliance in all material respects with the Securities Act and other applicable securities laws;

                (ii) Furnish to the Holder such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, in conformity with the requirements of the Securities Act and as may reasonably be required to facilitate the disposition of the Warrant Shares;

                (iii) Use commercially reasonable efforts to register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of selected jurisdictions deemed reasonably necessary by the Holder, and prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements and to take such other actions as may be necessary to maintain such registration and qualification as necessary;

                (iv) Notify the Holder, at any time when a prospectus relating to securities covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; in such event the Holder, shall refrain from thereafter selling securities until an amendment or supplement to the Registration Statement is filed to correct any such untrue statement or omission or until such statement or omission is otherwise no longer untrue, provided, however, that the Company use best efforts to promptly file with the Securities Act, and cause to become effective under the Securities Act, such amendment or supplement; and

                (v) Notify the Holder, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose.

                (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to Section 11(a): (i) if Form S-3 is not available for such offering of the Warrant Shares; (ii) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in affecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (iii) if, at such time, the Warrant Shares held by Holder, are freely tradable without regard to any volume restrictions under Rule 144 promulgated under the Securities Act.

               (c) (i) In the event that Form S-3 is not then available to the Company for an offering of the Warrant Shares and the Company proposes to register any of its securities under the Securities Act in connection with the public offering of such securities (other than a registration form relating to:
(A) a registration of a stock option, stock purchase or compensation or incentive plan or of stock issued or issuable pursuant to any such plan, or a dividend investment plan; or (B) a registration of securities issued or proposed to be issued in exchange for securities or assets of or in connection with a merger or consolidation with, another corporation), the Company shall, as promptly as reasonably practical, give the Holder written notice of such registration. Upon the written request of the Holder given within ten (10) days after receipt of such written notice from the Company, the Company shall, subject to the provisions of Section 11(c)(ii) (in the case of an underwritten offering), use its commercially reasonable efforts to cause to be registered under the Securities Act all of the Warrant Shares that the Holder has requested to be registered.

               (ii) The right of the Holder to "piggyback" in an underwritten public offering of the Company's securities pursuant to Section 11(c)(i) shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Warrant Shares in the underwriting to the extent provided herein. The Holder shall (together with the Company and any other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of
Section 11(c), if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all of the Warrant Shares from such registration and underwriting, provided that the Holder is allowed to participate in the offering in the same proportion (based on the total number of securities to be registered) as any other stockholder of the Company (i) participating in such offering and (ii) having registration rights on parity with the Holder; provided, however, that nothing in this Warrant shall be construed to limit the Company's ability to grant registration rights on parity with or senior to those rights of the Holder. If the Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company. Any Warrant Shares excluded or withdrawn from such underwriting shall be withdrawn from such registration.

               (d) All expenses incurred in connection with registrations pursuant to this Section 11, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one counsel (up to $5,000 in the aggregate) for the Holder of this Warrant, the Warrant Shares, and any warrants issued upon the registration of transfer of this Warrant, which counsel shall be Robert Steven Brown, Esq. of Reitler Brown LLC, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees and expenses of any counsel for any Holder) shall be borne by the Company. All underwriting discounts, selling commissions and stock transfer taxes applicable to the Warrant Shares, shall be borne by Holder.

        SECTION 12   INDEMNIFICATION.

               (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Holder, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 12, without limitation, reasonable attorneys' fees and reasonable expenses incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the offer and sale of any of the Warrant Shares, or (B) any application or other document or communication (in this Section 12, referred to collectively as an "application") executed by, or on behalf of, the Company or based upon written information furnished by, or on behalf of, the Company filed in any jurisdiction in order to register or qualify any of the Warrant Shares under the securities or "blue sky" laws thereof or filed with any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company with respect to such Holder by, or on behalf of, such person expressly for inclusion in any registration statement, preliminary prospectus or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Warrant. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Warrant.

        If any action is brought against any Holder or any of its officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability it may have other than pursuant to this Section 12(a)) and the Company shall promptly assume the defense of such action, including, without limitation, the employment of counsel reasonably satisfactory to such indemnified party or parties and payment of reasonable expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or the Holder shall have reasonably concluded, with the advice of counsel, that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from, or in addition to, those available to the Company, in any of which events such reasonable fees and expenses shall be borne by the Company, and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify the Holders of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Warrant Shares or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Warrant Shares.

               (b) The Holder severally agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement relating to Warrant Shares held by such Holder, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Holders in
Section 12(a), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information furnished to the Company with respect to the Holder by, or on behalf of, the Holder expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or any application, and in respect of which indemnity may be sought against the Holder pursuant to this Section 12(b), the Holder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 12(a). The foregoing agreement to indemnify shall be in addition to any liability the Holder may otherwise have.

               (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 12(a) or 12(b) (subject to the limitations thereof), but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Warrant expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by, or on behalf of, any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company), as one entity, and the Holders of the Warrant Shares included in such registration in the aggregate (including for this purpose any contribution by, or on behalf of, an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and the Holders in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by the Holders, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Holder agree that it would be unjust and inequitable if the respective obligations of the Company and the Holder for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Holder and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 12(c). In no case shall the Holder be responsible for a portion of the contribution obligation imposed on all holders of Warrants in excess of its pro rata share based on the number of shares of Common Stock owned (or which would be owned upon exercise of all Warrants) by it and included in such registration as compared to the number of shares of Common Stock owned (or which would be owned upon exercise of all Warrants) by all holders of Warrants and included in such registration. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this
Section 12(c), each person, if any, who controls the Holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of the Holder or control person shall have the same rights to contribution as the Holder or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 12(c). Anything in this Section 12(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 12(c) is not intended to supersede any right to contribution under the Securities Act, the Exchange Act, or otherwise.

               (e) Controlling Agreement. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions of this Section 12, the provisions in the underwriting agreement shall control.

        SECTION 13   LOSS; THEFT; DESTRUCTION; MUTILATION.

               Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon receipt by the Company of reasonably satisfactory indemnification, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

        SECTION 14   STOCKHOLDER RIGHTS.

               The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

        SECTION 15   GOVERNING LAW.

               This Warrant shall be construed in accordance with the laws of the State of Delaware applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

        IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first above written.

                                        MINDARROW SYSTEMS, INC.

                                        BY: /s/    MICHAEL R. FRIEDL
                                            ------------------------------------
                                            NAME:  MICHAEL R. FRIEDL
                                            TITLE: CHIEF FINANCIAL OFFICER

                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)
        FOR VALUE RECEIVED, ______________________ hereby sells, assigns, and transfers unto _________________ a Warrant to purchase __________ shares of Common Stock, par value $0.001 per share, of MindArrow Systems, Inc., a Delaware corporation (the "Company"), and does hereby irrevocably constitute and appoint ___________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:
       ------------------------

                                            Signature
                                                      --------------------------

                                     NOTICE

        The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

                              ELECTION TO EXERCISE

To:     MindArrow Systems, Inc.

        The undersigned hereby exercises his, her, or its rights to purchase shares of Common Stock, par value $0.001 per share ("the Common Stock"), of MindArrow Systems, Inc., a Delaware corporation (the "Company"), covered by the within Warrant and tenders payment herewith in the amount of $_____ in accordance with the terms thereof, and requests that certificates for the securities constituting such shares of Common Stock be issued in the name of, and delivered to:



     (Print Name, Address, and Social Security or Tax Identification Number)

and, if such number of shares of Common Stock shall not constitute all such shares of Common Stock covered by the within Warrant, that a new Warrant for the balance of the shares of Common Stock covered by the within Warrant shall be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:                                   Name
       ---------------------                   ---------------------------------
                                                            (Print)

Address:


                                                --------------------------------
                                                           (Signature)